FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made this 27th day of June, 2016, and is by and between The Bank of Tampa, a Florida banking corporation ("Lender"), having an address of Post Office Box One, Tampa, Florida 33601 and Bovie Medical Corporation, a Delaware corporation ("Borrower"), having an address of 5115 Ulmerton Road, Clearwater, Florida 33760.

W I T N E S S E T H:

WHEREAS, the parties have previously entered into that certain Loan Agreement (the "Agreement") dated as of March 20, 2014, and the parties have mutually agreed to make certain amendments and modifications to the Agreement as herein provided;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1.           Recitals. The foregoing recitals are true and correct and are hereby incorporated by reference as if fully set forth herein.

2.           Certain Terms. Capitalized or initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to said terms in the Agreement.

3.           Amendments to Definitions.

(a)           The term "Collateral" and its definition are hereby amended and restated in their entirety as of, from and after the date hereof, so as to read as follows:

"Collateral" shall mean all the assets, property and interests in property that shall from time to time be pledged or be purported to be pledged as direct or indirect security for any of the Obligations pursuant to anyone or more of the Security Documents.

    (b)           The term "Extended Maturity Date" and its definition are hereby amended and restated in their entirety as of, from and after the date hereof, so as to read as follows:

"Extended Maturity Date" shall mean July 20, 2024.

    (c)           A new term "First Amendment" and its definition reading as follows are hereby added to Section 1.01 of the Agreement in its correct alpha-numeric sequence:

"First Amendment" shall mean that certain First Amendment to Loan Agreement dated as of the First Amendment Effective Date between Lender and Borrower.

    (d)           A new term "First Amendment" and its definition reading as follows are hereby added to Section 1.01 of the Agreement in its correct alpha-numeric sequence:

"First Amendment Effective Date" shall mean June ___, 2016.

    (e)           A new term "First Amendment Fee" and its definition reading as follows are hereby added to Section 1.01 of the Agreement in its correct alpha-numeric sequence:

"First Amendment Fee" shall mean a fee in the amount of $7,682.00 payable by Borrower to Lender as a condition of Lender's entering into the First Amendment as of the First Amendment Effective Date.

(f)           The term "Initial Maturity Date" and its definition are hereby amended and restated in their entirety as of, from and after the date hereof, so as to read as follows:

"Initial Maturity Date" shall mean July 20, 2019.

     (g)           The term "Note" and its definition are hereby amended and restated in their entirety as of, from and after the date hereof, so as to read as follows:

"Note" shall mean (i) prior to the First Amendment Effective Date, that certain Promissory Note dated March 20, 2014, in the original principal amount of .$3,592,000.00 and (ii) as of and after the First Amendment Effective Date, that certain Amended and Restated Promissory Note dated as of the First Amendment Effective Date and in a principal amount equal to the outstanding principal balance of the Loan as of the First Amendment Effective Date, as the same may be amended, modified, restated or supplemented at any time or from time to time.

(h)           As of, from and after the date hereof, the term "Security Agreement" and its definition are hereby deleted from the Loan Agreement, and each reference in the Loan Agreement to the term "Security Agreement" shall be deemed to be deleted and no longer effective.

4.           Amendment of Article Two. Article Two of the Loan Agreement is hereby amended and restated in its entirety as of, from and after the date hereof so as to read as follows:

ARTICLE TWO
CREDIT

2.01           Loan. Lender has previously made to Borrower, and Borrower has taken, all as of March 20, 2014, the Loan in the original principal amount of $3,592,000.00, and having an outstanding principal balance as of the date of the First Amendment Effective Date of $3,053,199.88, which was originally evidenced by that certain Promissory Note dated March 20, 2014, in the principal sum of $3,592,000.00, made by Borrower and payable to the order of Lender, and which as of, from and after the First Amendment Effective Date is evidenced by that certain Amended and Restated Promissory Note in the principal sum of $3,053,199.88 dated as of the First Amendment Effective Date, made by Borrower and payable to the order of Lender. The Loan was advanced to Borrower in a single advance on or about March 20, 2014 for the purpose of refinancing then-existing mortgage debt previously secured by the Real Estate Collateral, and the Loan has been fully advanced, without any further additional advances to be made thereunder. The Loan shall be due and payable in full on the Initial Maturity Date, unless all of the conditions set forth in Section 2.04 hereof shall have been satisfied prior to the Initial Maturity Date in which case the maturity of the Loan shall be extended and the Loan shall be due and payable in full on the Extended Maturity Date. Until maturity of the Loan, the Loan shall be payable by Borrower as provided in and in accordance with the terms of the Note.

2.02           Loan Fees. As a condition of the original Loan, Borrower has previously paid to Lender the Loan Fee on or about March 20, 2014. In connection with the First Amendment, Borrower shall unconditionally pay to Lender the First Amendment Fee, which shall be due and payable in good, collected funds on the First Amendment Effective Date.

2.03           Document Fee. As a condition of the original Loan, Borrower has previously paid to Lender a Document Fee on or about March 20, 2014. In connection with the First Amendment, Borrower shall unconditionally pay to Lender an additional Document Fee, which shall be due and payable in good, collected funds on First Amendment Effective Date.

2.04           Extension of Maturity of Loan. Provided that all of the following terms and conditions shall have been met or exist on or before the Initial Maturity Date, the maturity of the Loan shall be extended until the Extended Maturity Date:

        (a)           No Event of Default or Default Condition shall then exist; and,

        (b)           Borrower shall have maintained a Debt Service Coverage Ratio for each of the preceding four (4) consecutive fiscal quarters of not less than 1.00 to 1.00.

In the event that the foregoing conditions have not been satisfied as of, on or before the Initial Maturity Date, then the Loan shall mature and be due and payable in full as provided in the Note on the Initial Maturity Date.

5.           Addition of New Section 6.07. Article Six of the Agreement is hereby modified and amended as of, from and after the date hereof so as to add the following new Section 6.07 thereto immediately after the existing Section 6.06 thereof:

6.07           Limitation on Indebtedness Secured by Accounts. Borrower shall not incur any Indebtedness secured by its Accounts in excess of the maximum principal amount of $2,000,000.00.

      6.           Release of Security Agreement. Lender does hereby release and terminate the Security Agreement.

7.           Reaffirmation. Borrower acknowledges that the Loan Agreement and each of the other Loan Documents continues to remain in full force and effect in the manner and extent provided therein, except as modified hereby, or by any other documents or instrument executed in connection with the modifications made herein, and the Loan Agreement each such Loan Document constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with their respective terms, except as modified hereby or in any such other document or instrument.

     8.           Representations and Warranties. Borrower hereby represents and warrants to Lender that:

    (a)           the representations and warranties of Borrower contained in the Loan Agreement and each of the other Loan Documents (as amended hereby), or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date of this Agreement, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

    (b)           this Amendment, the Loan Agreement and each of the other Loan Documents constitute the legal, valid, and binding obligation of the Loan Parties to the extent a party thereto, enforceable against Borrower in accordance with their respective terms;

      (c)           no Event of Default and/or Default Condition has occurred and is continuing, which will not be cured by, or will result from, the execution, delivery and performance of the terms and conditions of this Amendment;

     (d)           no event or circumstance since the effective date of the Loan Agreement has occurred that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and

     (e)           Borrower has performed all of its obligations under the Loan Agreement and each of the other Loan Documents which are to be performed contemporaneously with or prior to the date hereof.

9.           Conditions Precedent. The effectiveness of this Agreement is subject to the receipt by the Lender of each of the following (each appropriately completed and duly executed and delivered as required and otherwise in form and substance satisfactory to the Lender):

(a)           this Amendment;

(b)           evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the date hereof, including without limitation the First Amendment Fee and the Document Fee related to the First Amendment together with all attorneys' fees and costs of Lender incurred in connection with the evaluation of the circumstances surrounding, the negation of, and the documentation of this Agreement;

(c)           such other instruments, agreements and documents as the Lender may reasonably request, including without limitation an Amended and Restated Note, and a Mortgage and Other Loan Documents Modification Agreement;

(d)           at Borrower's sole cost and expense, an endorsement to Lender's existing mortgagee's policy of title insurance insuring the Mortgage as modified by that certain Mortgage and Other Loan Documents Modification Agreement dated on or about the date hereof as a first mortgage lien, subject only to such exceptions as the Lender shall approve.

10.           Costs. Borrower shall pay all costs of the modification made hereby, to include without limitation attorneys' fees. Such costs shall be due upon execution hereof and the payment thereof shall be a condition precedent to Lender's duties hereunder. In the event it is determined that additional costs relating to this transaction are due, Borrower agrees to pay such costs immediately upon demand.

11.           Merger. Neither Lender nor any of its employees, attorneys, representatives or other agents has made any representations, covenants, promises or warranties with respect to the subject matter hereof, express or implied, except as explicitly set forth herein or in the other Loan Documents and no rights or privileges are or shall be acquired by Borrower by implication or otherwise, except as expressly set forth herein or in the other Loan Documents.

12.           Paragraph Headings. The paragraph headings used herein are for convenience of reference only and are not to be used in the construction or interpretation hereof.

13.           Governing Law. This Amendment shall be governed, interpreted and construed by, through and under the laws of the State of Florida, excepting, however, its laws or principles regarding choice of laws or conflicts of laws.

14.           Construction. As used herein the neuter gender shall include the masculine and the feminine genders and vice versa, and the singular the plural and vice versa, as the context demands.

15.           Time of Essence. Time is of the essence of this Amendment.

16.           Attorneys' Fees. All costs incurred by Lender in enforcing the Loan Agreement as modified by this Amendment or otherwise in conjunction with this Amendment and in collection of sums due Lender from Borrower, to include without limitation reasonable attorneys' fees through all trials, appeals and proceedings, to include without limitation any proceedings pursuant to the bankruptcy laws of the United States or arbitration proceedings, shall be paid by Borrower. Borrower further acknowledges, stipulates and agrees that its obligations to pay attorneys' fees or costs under any Loan Document extend to all obligations of the Borrower under all Loan Documents as modified and amended by this Amendment. Attorneys' fees shall include charges for paralegals and law clerks operating under the supervision of an attorney. Any award or payment of attorneys' fees hereunder shall include as a part thereof any and all sales or use taxes imposed thereon by any appropriate governmental authority.

17.           Binding Effect. This Amendment shall inure to the benefit of and be binding upon the parties hereto, as well as their respective successors and assigns, heirs and personal representatives.

18.           Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

19.           Waiver and Release. Borrower hereby: (a) affirms that it is indebted to the Lender under the terms and conditions of the Agreement and the other Loan Documents, each of which constitutes the valid and binding obligation of Borrower, enforceable in accordance with their respective terms, and that no offsets, expenses or counterclaims to their respective obligations thereunder exist; (b) affirmatively waives any right to challenge the liens and security interests granted in favor of the Lender under the Agreement and the other Loan Documents or hereunder; and (c) further releases the Lender from and affirmatively waives any and all claims, counterclaims, or affirmative defenses it may have against the Lender as of and prior to the date hereof.

20. Waiver of Jury Trial. THE PARTIES HERETO EACH HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THE LOAN AGREEMENT, THIS AMENDMENT, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO RENEW THE LOAN DESCRIBED HEREIN AND IN THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

Lender:
THE BANK OF TAMPA,
a Florida banking corporation

By: /s/David E. Brown
David E. Brown, Senior Vice President

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

THE FOREGOING INSTRUMENT was acknowledged before me this _ day of June, 2016, David E. Brown, as a Senior Vice President of The Bank of Tampa, a Florida banking corporation, on behalf of the corporation. He/she ☐ is personally known to me or ☐ has produced ________________, as identification.

___________________________________ Notary Public
___________________________________ (Printed Name)

My commission expires	___________________________________ (Rank or Serial Number)

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Borrower:
BOVIE MEDICAL CORPORATION, a Delaware corporation
By: /s/Robert L. Gershon Robert L. Gershon, Chief Executive Officer

STATE OF NEW YORK

COUNTY OF

THE FOREGOING INSTRUMENT was acknowledged before me this _ day of June, 2016, Robert L. Gershon, as Chief Executive Officer of Bovie Medical Corporation, a Delaware corporation, on behalf of the corporation. he/she ☐ is personally known to me or ☐ has produced ______________, as identification.

___________________________________ Notary Public
___________________________________ (Printed Name)

My commission expires	___________________________________ (Rank or Serial Number)